ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                        SEPTEMBER 1, 2001 - SEPTEMBER 30, 2001
                                          --------------------------------------

SETTLEMENT DATE:                          15-OCT-01
                                          ----------------

A.       SERIES INFORMATION:

         Advanta Equipment Leasing Receivables Series 2000-1 LLC
         SERIES 2000-1



I.      AGGREGATE CONTRACT PRINCIPAL BALANCE:

        (a.)           Beginning Aggregate Contract Principal Balance ..................                        $ 216,321,038.94
                                                                                                                ----------------
        (b.)           Contract Principal Balance of all Collections allocable to
                       Contracts ................... ...................................                        $  10,532,762.23
                                                                                                                ----------------
        (c.)           Contract Principal Balance of Charged-Off Contracts .............                        $   1,553,328.52
                                                                                                                ----------------
        (d.)           Ending Aggregate Contract Principal Balance of all Contracts as
                       of this Settlement Date .........................................                        $ 204,234,948.19
                                                                                                                ----------------


                       BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE
                       FOR THIS RELATED COLLECTION PERIOD)
                       --------------------------------------------------------------
        (e.)           Class A Principal Balance as of this
                       Settlement Date (Class A Note Factor)            0.4274066                               $ 140,692,429.20
                                                                        ---------                               ----------------
        (e1.)          Ending Class A-1 Principal Balance               0.0000000         $          0.00
                                                                        ---------         ---------------
        (e2.)          Ending Class A-2 Principal Balance               0.8862070         $ 56,069,429.20
                                                                        ----------        ---------------
        (e3.)          Ending Class A-3 Principal Balance               1.0000000         $ 84,623,000.00
                                                                        ----------        ---------------
        (f.)           Ending Class B Principal Balance as of this
                       Settlement Date (Class B Note Factor)            0.4274065                               $  12,059,274.02
                                                                        ---------                               ----------------
        (g.)           Ending Class C Principal Balance as of this
                       Settlement Date (Class C Note Factor)            0.4274066                               $   8,039,519.03
                                                                        ---------                               ----------------
        (h.)           Ending Class D Principal Balance as of this
                       Settlement Date (Class D Note Factor)            0.4274063                               $   4,019,756.14
                                                                        ---------                               ----------------
        (i.)           Ending Class E Principal Balance as of this
                       Settlement Date (Class E Note Factor)            0.4343081                               $  10,211,451.01
                                                                        ---------                               ----------------
        (j.)           Ending Class F Principal Balance as of this
                       Settlement Date (Class F Note Factor)            0.4343083                               $  26,551,229.18
                                                                        ---------                               ----------------



II.     COMPLIANCE RATIOS:

        (a.)           Aggregate Contract Balance Remaining ("CBR") of all Contracts ...                        $ 228,681,717.97
                                                                                                                ----------------

        (b.)           CBR of Contracts 1 - 30 days delinquent .........................                        $  28,535,759.47
                                                                                                                ----------------

        (c.)            % of Delinquent Contracts 1 - 30 days as of the related
                        Calculation Date ...............................................                                  12.48%
                                                                                                                ----------------

        (d.)           CBR of Contracts 31 - 60 days delinquent ........................                        $   9,395,607.22
                                                                                                                ----------------

        (e.)            % of Delinquent Contracts 31- 60 days as of the related
                        Calculation Date ...............................................                                   4.11%
                                                                                                                ----------------

        (f.)           CBR of Contracts 61 - 90 days delinquent ........................                        $   5,373,123.99
                                                                                                                ----------------

        (g.)            % of Delinquent Contracts 61- 90 days as of the related
                        Calculation Date ...............................................                                   2.35%
                                                                                                                ----------------

        (h.)           CBR of Contracts > 91 days delinquent ...........................                        $   4,195,192.68
                                                                                                                ----------------

        (i.)            % of Delinquent Contracts > 91 days as of the related
                        Calculation Date ...............................................                                   1.83%
                                                                                                                ----------------

        (j1.)          % of Delinquent Contracts 31 days or more as of the related
                       Calculation Date ................................................                                   8.29%
                                                                                                                ----------------
        (j2.)          Month 2:            Aug-01 ......................................                                   7.60% (1)
                                           ------                                                               ----------------
        (j3.)          Month 3:            Jul-01 ......................................                                   8.44%
                                           ------                                                               ----------------
        (j4.)          Three month rolling average % of Delinquent Contracts 31 days or
                       more ............................................................                                   8.11%
                                                                                                                ---------------

        (k1.)          Net Charge-Off % for the related Collection Period
                       (annualized 30/360) .............................................                                  4.81%
                                                                                                                ---------------
        (k2.)          Month 2:            Aug-01 ......................................                                  7.49%
                                           ------                                                               ---------------
        (k3.)          Month 3:            Jul-01 ......................................                                  8.38%
                                           ------                                                               ---------------
        (k4.)          Three month rolling average % for Defaulted Contracts ...........                                  6.89%
                                                                                                                ---------------
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
        (l1.)          Cumulative Net Loss Percentage ..................................                                5.7957%
                                                                                                                ---------------
        (l2.)          Does the Cumulative Net Loss % exceed
        (l3.)          The Loss Trigger Level % from Beginning Period to and including
                       12th Collection Period ?  Y or N ................................                              N/A
                                                                                                                ---------------
        (l4.)          The Loss Trigger Level % from 13th Collection Period to and
                       including 24th Collection Period ?  Y or N ......................                               NO
                                                                                                                ---------------
        (l5.)          The Loss Trigger Level % from 25th Collection Period and
                       thereafter ?   Y or N ...........................................                              N/A
                                                                                                                ---------------

        (m5.)          Is there currently a Trigger Event which has not been cured for
                       this payment date  Y or N .......................................                               NO
                                                                                                                ---------------
        (m5.)          Is there currently an Event of Default for this payment date
                       Y or N ..........................................................                               NO
                                                                                                                ---------------



III.    FLOW OF FUNDS:

        (1.)           The amount on deposit in Available Funds ........................                        $  12,608,489.33
                                                                                                                ----------------
        (2.)           Amounts deposited, if any, by the Servicer to the Collection
                       Account for contracts repurchased ...............................                        $     111,820.97
                                                                                                                ----------------
        (3.)           Total deposits in the Collection Account to be used as available
                       funds on this Payment Date (1+2) ................................                        $  12,720,310.30
                                                                                                                ----------------
        (4.)           Funds to the servicer, any Excluded Amounts-Residual Receipts ...                        $      41,659.84
                                                                                                                ----------------
        (a.)           To the Trustee, trustee fees and expenses subject to an annual
                       limit ...........................................................                                --
                                                                                                                ----------------
        (b.)           To the Servicer, any unrecoverable servicer advances / initial
                       unpaid balance amounts ..........................................                        $       --
                                                                                                                ----------------
        (c.)           To the Servicer, the servicing fee then due and miscellaneous
                       amounts, if any .................................................                        $     180,267.53
                                                                                                                ----------------


                       TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
                       INTEREST
        (d.)           To Class A, the total Class A Note Interest for the related
                       interest accrual period .........................................                        $     912,343.67
                                                                                                                ----------------
                                      Interest on Class A-1 Notes ......................  $      7,635.41
                                                                                          ---------------
                                      Interest on Class A-2 Notes ......................  $    382,513.83
                                                                                          ---------------
                                      Interest on Class A-3 Notes ......................  $    522,194.43
                                                                                          ---------------
        (e.)           Interest on Class B Notes for the related interest accrual period                        $      80,584.52
                                                                                                                ----------------
        (f.)           Interest on Class C Notes for the related interest accrual period                        $      54,611.31
                                                                                                                ----------------
        (g.)           Interest on Class D Notes for the related interest accrual period                        $      28,478.16
                                                                                                                ----------------


                       CLASS E INTEREST:
        (h1.)          If Class E Noteholder is not Originator, then Interest on Class E
                       Notes for the related interest accrual period or otherwise $0 ...                                --
                                                                                                                ----------------

        (h2.)          If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class
                       A, Class B, Class C and Class D notes or otherwise $0 ...........  $     92,384.43
                                                                                          ---------------



                       TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
                       PRINCIPAL

        (i1.)          Class A percentage ..............................................         0.699999
                                                                                          ---------------

        (i2.)          To Class A, amount from reserve account, if any .................        --
                                                                                          ---------------

        (i3.)          To Class A, the Class A overdue principal, if any ...............        --
                                                                                          ---------------

        (i4.)          To Class A, the Class A monthly principal payment amount ........  $  8,460,251.44
                                                                                          ---------------
        (i5.)          To Class A, the additional principal, if any, allocable
                       from Class E interest amount ....................................  $     78,864.84
                                                                                          ---------------

        (i6.)          To Class A, the additional principal, if any, allocable from
                       Class F floor amount ............................................        --
                                                                                          ---------------

        (i7.)          Total principal payment to Class A  (i2-i6) .....................  $  8,539,116.28
                                                                                          ---------------

        (i8.)               Principal payment to Class A-1 Noteholders .................                        $   1,339,545.48
                                                                                                                ----------------

        (i9.)               Principal payment to Class A-2 Noteholders .................                        $   7,199,570.80
                                                                                                                ----------------

        (i10.)              Principal payment to Class A-3 Noteholders .................                              --
                                                                                                                ----------------

        (j1.)          Class B percentage ..............................................        0.0599996
                                                                                          ---------------

        (j2.)          To Class B, amount from reserve account, if any .................        --
                                                                                          ---------------

        (j3.)          To Class B, the Class B overdue principal, if any ...............        --
                                                                                          ---------------

        (j4.)          To Class B, the Class B monthly principal payment amount ........  $    725,160.61
                                                                                          ---------------

        (j5.)          To Class B, the additional principal, if any, allocable from
                       Class E interest amount .........................................  $      6,759.80
                                                                                          ---------------

        (j6.)          To Class B, the additional principal, if any, allocable from
                       Class F floor amount ............................................        --
                                                                                          ---------------

        (j7.)          Total principal payment to Class B Noteholders (j2-j6) ..........                        $     731,920.41
                                                                                                                ----------------

        (k1.)          Class C percentage ..............................................        0.0399997
                                                                                          ---------------

        (j2.)          To Class C, amount from reserve account, if any .................        --
                                                                                          ---------------

        (k3.)          To Class C, the Class C overdue principal, if any ...............        --
                                                                                          ---------------
        (k4.)          To Class C, the Class C monthly principal payment amount ........  $    483,440.00
                                                                                          ---------------

        (k5.)          To Class C, the additional principal, if any, allocable
                       from Class E interest amount ....................................  $      4,506.53
                                                                                          ---------------

        (k6.)          To Class C, the additional principal, if any, allocable from
                       Class F floor amount ............................................        --
                                                                                          ---------------
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
        (k7.)          Total principal payment to Class C Noteholders (k2-k6) ..........                        $     487,946.54
                                                                                                                ----------------

        (l1.)          Class D percentage ..............................................        0.0199999
                                                                                          ---------------

        (l2.)          To Class D, amount from reserve account, if any .................        --
                                                                                          ---------------

        (l3.)          To Class D, the Class D overdue principal, if any ...............        --
                                                                                          ---------------
        (l4.)          To Class D, the Class D monthly principal payment amount ........  $    241,720.61
                                                                                          ---------------
        (l5.)          To Class D, the additional principal, if any, allocable from
                       Class E interest amount .........................................  $      2,253.27
                                                                                          ---------------

        (l6.)          To Class D, the additional principal, if any, allocable from
                       Class F floor amount ............................................        --
                                                                                          ---------------

        (l7.)          Total principal payment to Class D Noteholders (l2-l6) ..........                        $     243,973.86
                                                                                                                ----------------

        (m1.)          Class E percentage ..............................................        0.0499986
                                                                                          ---------------

        (m2.)          To Class E, amount from reserve account, if any .................  $     --
                                                                                          ---------------
        (m3.)          To Class E, the Class E overdue principal, if any ...............        --
                                                                                          ---------------

        (m4.)          To Class E, the Class E monthly principal payment amount ........  $    604,287.62
                                                                                          ---------------       ----------------

        (m5.)          To Class E, the additional principal, if any, allocable from
                       Class F floor amount ............................................        --
                                                                                          ---------------

        (m6.)          Total principal payment to Class E Noteholders (m2-m5) ..........                        $     604,287.62
                                                                                                                ----------------



                       TO THE RESERVE ACCOUNT:
         (4.)          The amount, if any, needed to maintain the amount in the reserve
                       account at the required reserve amount ..........................                        $      88,735.47
                                                                                                                ----------------



                       CLASS F PAYMENTS:
        (n1.)          Sub-Total of funds disbursed through the Reserve Account ........  $ 11,993,925.21
                                                                                          ---------------

        (n2.)          Funds available to be paid to Class F ...........................  $    726,385.07
                                                                                          ---------------

        (n3.)          Class F percentage ..............................................        0.1300032
                                                                                          ---------------

        (n4.)          Class F floor amount ............................................  $  9,405,070.31
                                                                                          ---------------

        (n5.)          Class F principal balance before payment of principal on
                       this payment date ...............................................  $ 28,122,459.65
                                                                                          ---------------

        (n6.)          If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

        (n7.)          If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
                       reduced to the Class F floor amount and (b) funds available .....                        $     726,385.07
                                                                                                                ----------------

        (n8.)          If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ................................
                                                                                                                ----------------

                       TO THE TRUSTEE:
        (7.)           To the Trustee, any fees and expenses not previously paid subject to a limit ......................................................
                                                                                                                ----------------

                       TO THE ISSUERS:
        (8.)           To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
                       payments are made above .........................................                        $          (0.00)
                                                                                                                ----------------




IV.     SERVICER ADVANCES

        (a.)           Aggregate amount of Servicer Advances at the beginning of the
                       Collection Period ...............................................                        $   3,676,319.61
                                                                                                                ----------------

        (b.)           Servicer Advances reimbursed during the Collection Period .......                        $      36,581.33

                                                                                                                ----------------
        (c.)           Amount of unreimbursed Service Advances to be reimbursed on the
                       Settlement Date .................................................                        $     --
                                                                                                                ----------------

        (d.)           Servicer Advances made during the related Collection Period .....                        $     411,510.04
                                                                                                                ----------------

        (e.)           Aggregate amount of Servicer Advances at the end of the
                       Collection Period ...............................................                        $   4,051,248.32
                                                                                                                ----------------
        (f.)           Amount of delinquent Scheduled Payments for which Servicer
                       Advances were not made ..........................................                              --
                                                                                                                ----------------


V.      RESERVE ACCOUNT
        (a.)           Amount on deposit at the beginning of the related Collection
                       Period. .........................................................                        $   4,613,799.68
                                                                                                                ----------------
        (b.)           Reserve Account initial deposit .................................                        ----------------

        (c.)           Amount of interest earnings reinvested for the related Monthly
                       Period ..........................................................                        $     --
                                                                                                                ----------------

        (d.)           Amounts used to cover shortfalls, if any,  for the related
                       Collection Period ...............................................
                                                                                                                ----------------

        (e.)           Amounts used as required in a Trigger Event , if any,  for the
                       related Collection Period .......................................                        $     --
                                                                                                                ----------------

        (f.)           Amounts transferred in from the Collection Account, if applicable
                       (line 4) ........................................................                        $      88,735.47
                                                                                                                ----------------

        (g.)           Interest earnings for the related Monthly Period ................                        $      12,083.38
                                                                                                                ----------------

        (h.)           Interest  earnings withdrawn and included as Available Funds for
                       the related Monthly Period ......................................                        $      12,083.38
                                                                                                                ----------------

        (i.)           Amount on deposit at the end of the related Collection Period. ..                        $   4,702,535.15
                                                                                                                ----------------
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
        (j.)           Is the Required Reserve Amount equal to the balance in the Reserve
                       Account as of the related Collection period?  Y or N ............                               Y
                                                                                                                ----------------





VI.     ADVANCE PAYMENTS

        (a.)   Beginning aggregate Advance Payments ....................................                        $   2,295,516.46
                                                                                                                ----------------

        (b.)   Add:  Amount of Advance Payments collected during the related Collection
               Period ..................................................................                        $   1,472,353.71
                                                                                                                ----------------

        (c.)   Add:  Investment earnings for the related Collection Period .............                        $     --
                                                                                                                ----------------

        (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility
               Account .................................................................                        $   1,941,749.92
                                                                                                                ----------------

        (e.)   Ending aggregate Advance Payments .......................................                        $   1,826,120.25
                                                                                                                ----------------






        ADVANTA BANK CORP., AS SERVICER

        BY:            /s/ KIRK WEILER
                       -----------------------------

        TITLE:         V.P. Finance/Treasurer
                       -----------------------------

        DATE:          10/10/01
                       -----------------------------


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